UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 10, 2017

Radian Group Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-11356	23-2691170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1601 Market Street, Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

(215) 231 - 1000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions  (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)       Approval of Radian Group Inc. Equity Compensation Plan

On May 10, 2017, stockholders of Radian Group Inc. (“Radian” or the “Company”) approved amendments to the Radian Group Inc. 2014 Equity Compensation Plan (as so amended and restated, the “Radian Group Inc. Equity Compensation Plan” or “Plan”) to increase the shares available for issuance under the Plan and to make certain additional changes. The Plan is described in Proposal 4 in the Company’s proxy statement for the 2017 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 10, 2017 (the “Proxy Statement”) and is included in its entirety as Appendix A to the Proxy Statement.

2017 Long-Term Incentive Awards

On May 10, 2017, the Compensation and Human Resources Committee (the “Committee”) of the Company’s Board of Directors (the “Board”) granted annual long-term incentive awards (the “2017 LTI Awards”) to the Company’s executive officers, including Richard G. Thornberry, the Company’s current Chief Executive Officer, and J. Franklin Hall, Derek V. Brummer and Edward J. Hoffman, the Company’s named executive officers (“NEOs”) who continue to serve as executive officers of the Company (Mr. Thornberry and the NEOs are referred to herein as the “Executives”).

All of the 2017 LTI Awards granted by the Company, including those awarded to the Executives as described in more detail below, were granted under the Plan.  All of the 2017 LTI Awards will be settled in shares of the Company’s common stock.

For 2017, each Executive’s target 2017 LTI Award is comprised of the following components: (1) performance based restricted stock units that will vest based on Radian’s relative total stockholder return (“TSR”) which compares Radian's absolute TSR to a designated peer group over a three-year performance period (the “TSR RSUs”); (2) performance based restricted stock units that will vest based on growth in the Company’s “LTI Book Value per Share” (as defined below) over a three-year performance period (the “BV RSUs” and together with the TSR RSUs, the “Performance Based RSUs”); and (3) time-based restricted stock units that will vest over three years in pro rata installments (“Time-Based RSUs”).  Each component of the 2017 LTI Awards represents one-third of the total target value of the 2017 LTI Awards, with the performance based components representing 67% of the total awards.

2017 Performance Based RSU Awards

The Committee granted Performance Based RSUs to the Executives in the following amounts:

Executive Officer	TSR RSUs (#)	BV RSUs (#)
Mr. Thornberry	62,290	67,380

Mr. Hall	10,390	11,230

Mr. Brummer	11,940	12,920

Mr. Hoffman	10,390	11,230

With respect to the Performance Based RSUs, the amounts granted represent the Executive’s target award for the TSR RSUs (the “TSR RSU Target”) and the BV RSUs (the “BV RSU Target”).  The 2017 Performance Based RSU awards will vest on May 10, 2020, based on the attainment of specified performance goals (as described below), subject to certain conditions (as specified below) that could accelerate such vesting.  Each vested Performance Based RSU will be payable in one share of the Company’s common stock.

TSR RSUs. On the vesting date, each Executive will become vested in a number of shares of the Company’s common stock (from 0 to 200% of his TSR RSU Target) based on the Company’s relative TSR over a three-year performance period, as further described below, subject to a maximum cap of six times the value of his TSR RSU Target on the grant date.

The Company’s relative TSR will be a comparison of the Company’s absolute TSR  against the median TSR of a designated peer group of 14 peer companies (the “TSR Peer Group”), which primarily comprises the peer companies selected by the Committee to benchmark compensation for the executive officers’ 2017 compensation.  The Company’s absolute TSR will be determined based on the change in market value of the Company’s common stock during the performance period, as measured by comparing (x) the average closing price of the Company’s common stock on the NYSE for the 60 consecutive trading days preceding and including May 10, 2017 and (y) the average closing price for the 60 consecutive trading days preceding and including the last day of the performance period (May 10, 2020). TSR includes dividends paid during the performance period, as though they were reinvested in shares of the Company’s common stock.

The payout for the TSR RSUs will be determined by comparing the Company’s absolute TSR over the performance period against the median TSR of the TSR Peer Group (the “Median Peer Group TSR”). The starting point for the payout determination will be 100% of the TSR RSU Target.  For every 1% that the Company’s absolute TSR exceeds the Median Peer Group TSR, the payout percentage will increase by 2 percentage points above 100% of the TSR RSU Target.  For every 1% that the Company’s absolute TSR is below the Median Peer Group TSR, the payout percentage will decrease by 2 percentage points below 100% of the TSR RSU Target.  Regardless of the extent to which the Company’s absolute TSR may exceed the Median Peer Group TSR, if the Company’s absolute TSR is negative over the performance period, the maximum potential payout for the TSR RSUs will be capped at 75% of the TSR RSU Target.

BV RSUs. On the vesting date, each Executive will become vested in a number of shares of the Company’s common stock (from 0 to 200% of his BV RSU Target) based on how the Company’s cumulative growth in LTI Book Value per Share (as defined below) over a three-year performance period (from March 31, 2017 through March 31, 2020) compares to the following reference points:

LTI Book Value per Share Growth (1)	Payout Percentage(1) (% of BV RSU Target)
≥50%	200%
40%	150%
30%	100%
20%	50%
<10%(2)	0%
(1)	If the Company’s growth in LTI Book Value per Share falls between two referenced percentages, the payout percentage will be interpolated.
(2)	If the Company’s growth in LTI Book Value per Share is less than 10%, the payout percentage will be 0.

The Company’s “LTI Book Value per Share” is defined as: (A) Tangible Book Value (Total Stockholders’ Equity less Goodwill and Other Intangible Assets, net) adjusted to exclude: (1) Accumulated Other Comprehensive Income; and (2) the impacts, if any, during the three-year performance period from: (i) repurchases or retirements of convertible bonds; (ii) merger and acquisition-related expenses; (iii) changes in goodwill and other intangible assets related to acquisitions or dispositions; (iv) repurchases of common shares; and (v) declared dividends on common shares; divided by (B) basic shares of common stock outstanding, as adjusted to exclude the share impact, if any, related to any of the items identified in (A) above, each applied on a consistent basis.

Provisions Generally Applicable to Performance Based RSUs. The Performance Based RSUs include a one-year, post-vesting holding period, such that the vested Performance Based RSUs will not be convertible into shares (other than shares withheld to pay taxes due at vesting) until the one-year anniversary of the vesting date of the Performance Based RSUs. However, as set forth in the applicable grant instrument, the post-vesting holding period will not apply in certain circumstances, such as the Executive's death or disability during employment, the occurrence of a change of control after the end of the performance period, or certain terminations of employment in the event of a change of control before the end of the performance period.

The Performance Based RSU awards provide for “double trigger” vesting in the event of a change of control. In the event of a change of control of the Company before the end of the three-year performance period, the Performance Based RSUs will vest at target at the end of the three-year performance period on May 10, 2020, provided that the Executive remains employed by the Company through such date. However, if the Executive’s employment is terminated by the Company without “cause,” or the Executive terminates employment for “good reason” (as those terms are defined in the grant instrument), in each case within 90 days before or one year after a change of control, the Performance Based RSUs will become fully vested at target upon such termination (or the date of the change of control, if later).

If the Executive retires before the end of the three-year performance period, the award will remain outstanding and will vest at the end of the performance period to the extent that the performance criteria have been satisfied (or will vest at the target level in the event of a change of control as discussed above) and generally will become payable subject to the one-year holding period. Additionally, the Performance Based RSUs will become fully vested and payable at target in the event of the Executive’s death or disability during employment.

Except as described below, if the Executive is involuntarily terminated by the Company other than for “cause” or the Executive terminates employment for “good reason,” in each case six months or more after the award is granted, and the Executive executes a written release of claims against the Company, a prorated portion of the unvested Performance Based RSUs (based on the number of months that the Executive was employed following the date the award was granted) will remain outstanding and will represent the Executive’s new target award; provided however, that if such termination occurs within six months prior to the end of the three-year performance period, the Performance Based RSUs will not be prorated and the grant date target award will remain outstanding in its entirety.  Any Performance Based RSUs that remain outstanding will vest at the end of the performance period to the extent that the performance criteria have been satisfied (or will vest at the applicable target level in the event of a change of control) and generally will become payable subject to the one-year holding period discussed above.

The Performance Based RSUs also include a provision that prohibits the Executive from competing with the Company and from soliciting the Company’s employees or customers for a period of eighteen (18) months with respect to Mr. Thornberry and a period of twelve (12) months for each of the other Executive’s (in each case, the “Restricted Period”) following termination of the Executive’s employment for any reason.

2017 Time-Based RSUs

The Committee granted Time-Based RSUs to the Executives in the following amounts: Mr. Thornberry – 60,210 RSUs; Mr. Hall – 10,040 RSUs; Mr. Brummer – 11,540 RSUs; and Mr. Hoffman – 10,040 RSUs.

The Time-Based RSUs are scheduled to vest in pro rata installments on each of the first three anniversaries of the grant date (i.e., May 10, 2018, May 10, 2019 and May 10, 2020), as long as the Executive is an employee of Radian on the vesting date.

In the event of the Executive’s retirement, death or disability before the end of the three-year vesting period, any unvested Time-Based RSUs will become fully vested.  Additionally, if the Executive is involuntarily terminated by the Company other than for “cause” or the Executive terminates employment for “good reason” and the Executive executes a written release of claims against the Company, any unvested Time-Based RSUs will become fully vested.

The Time-Based RSU awards provide for “double trigger” vesting in the event of a change of control.

The Time-Based RSUs also include a provision that prohibits the Executive from competing with the Company and from soliciting the Company’s employees or customers for the applicable Restricted Period following termination of the Executive’s employment for any reason.

The foregoing summary of the 2017 LTI Awards is not a complete description of all of the terms and conditions of the Performance Based RSU awards and the Time-Based RSUs and is qualified in its entirety by reference to the full text of the form of grant instruments, which the Company plans to file as exhibits to its Quarterly Report on Form 10-Q for the quarter ended June 30, 2017.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Company’s 2017 Annual Meeting of Stockholders held on May 10, 2017, the following proposals were submitted to a vote of the Company’s stockholders, with the voting results indicated below:

(1)  Election of ten (10) directors for a term of one year each, to serve until their successors have been duly elected and qualified or until their earlier removal or resignation:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

Herbert Wender	171,252,864	3,640,238	244,201	17,662,419

David C. Carney	172,855,251	2,025,121	256,931	17,662,419

Howard B. Culang	171,772,868	3,108,498	255,937	17,662,419

Lisa W. Hess	170,874,442	3,993,774	269,087	17,662,419

Stephen T. Hopkins	171,774,142	3,092,411	270,750	17,662,419

Brian D. Montgomery
	172,256,106	2,624,456	256,741	17,662,419

Gaetano Muzio	170,816,809	4,051,776	268,718	17,662,419

Gregory V. Serio	171,072,560	3,799,061	265,682	17,662,419

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

Noel J. Spiegel	174,242,527	650,726	244,050	17,662,419

Richard G. Thornberry
	173,922,076	958,238	256,989	17,662,419

(2)  Approval, by an advisory, non-binding vote, of the compensation of the Company’s named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
115,909,399	58,914,659	313,245	17,662,419

(3)  Advisory, non-binding vote, on the frequency of the advisory vote to approve the compensation of the Company’s named executive officers:

One Year	Two Years	Three Years	Abstain	BROKER NON-VOTES
171,584,198	423,497	2,835,148	294,460	17,662,419

In light of the voting results on this advisory vote, and consistent with its recommendation to stockholders, on May 10, 2017, the Board approved an annual advisory vote regarding the compensation of the Company’s named executive officers.

(4)  Approval of the Amended and Restated Radian Group Inc. Equity Compensation Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
168,637,164	6,216,941	283,198	17,662,419

(5)  Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017:

FOR	AGAINST	ABSTAIN
191,322,961	1,124,528	352,233

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.
(Registrant)

Date:	May 16, 2017	By:	/s/ Edward J. Hoffman
Edward J. Hoffman
General Counsel and Corporate Secretary